                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): December 7, 2000
                                                        ----------------


                                N'TANDEM TRUST
                                --------------
              (Exact Name of Registrant as Specified in Charter)


CALIFORNIA                                0-21470           33-610944499
------------------------------------------------------------------------
(State or other jurisdiction          (Commission          (IRS Employer
of incorporation)                     File Number)       Identification No.)



     6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO           80111
     --------------------------------------------------------------------
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code (303) 741-3707
                                                         ---------------

In its Current Report on Form 8-K, dated December 21, 2000, N'Tandem Trust, a California business trust (the "Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired, in two separate transactions, two manufactured home communities and partial ownership interests in five other manufactured home communities (collectively, the "WPP 5 Properties") from Windsor Park Properties 5, A California Limited Partnership ("WPP 5"), and five manufactured home communities and partial ownership interests in five other manufactured home communities (collectively, the "WPP 7 Properties" and, together with the WPP 5 Properties, the "Acquired Properties") from Windsor Park Properties 7, A California Limited Partnership ("WPP 7"). Set forth below are certain financial statements relating to the Acquired Properties and pro forma financial information for the Trust.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)     Financial Statements:

                  Balance Sheets of Windsor Park Properties 5, A California Limited Partnership, as of December 31, 1999 and September 30, 2000 (Unaudited)

                  Statements of Operations for Windsor Park Properties 5 for the years ended December 31, 1999 and 1998 and the nine months ended September 30, 2000 and 1999 (Unaudited)

                  Statement of Partners' Equity for Windsor Park Properties 5 for the years ended December 31, 1999 and 1998

                  Statements of Cash Flows for Windsor Park Properties 5 for the years ended December 31, 1999 and 1998 and the nine months ended September 30, 2000 and 1999 (Unaudited)

                  Balance Sheets of Windsor Park Properties 7, A California Limited Partnership, as of December 31, 1999 and September 30, 2000 (Unaudited)

                  Statements of Operations for Windsor Park Properties 7 for the years ended December 31, 1999 and 1998 and the nine months ended September 30, 2000 and 1999 (Unaudited)

                  Statements of Partners' Equity for Windsor Park Properties 7 for the years ended December 31, 1999 and 1998

                  Statements of Cash Flows for Windsor Park Properties 7 for the years ended December 31, 1999 and 1998 and the nine months ended September 30, 2000 and 1999 (Unaudited)


          (b)     Pro Forma Financial Information:

                  Pro Forma Condensed Statements of Operations of the Trust for the nine months ended September 30, 2000 and for the year ended December 31, 1999 (Unaudited).

                  Pro Forma Condensed Balance Sheet of the Trust as of September 30, 2000 (Unaudited).

          (b)     Exhibits:

                  None

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                N'TANDEM TRUST



Dated: January 26, 2001         By: /s/ Gary P. McDaniel
                                    --------------------
                                    Gary P. McDaniel
                                    Trustee

REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of Windsor Park Properties 5,
(A California Limited Partnership)



In our opinion, the accompanying balance sheet and the related statements of operations, partners' equity and cash flows present fairly, in all material respects, the financial position of Windsor Park Properties 5, a California Limited Partnership (the "Partnership"), at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
March 23, 2000

                           WINDSOR PARK PROPERTIES 5
                           -------------------------
                      (A California Limited Partnership)

                                 BALANCE SHEET
                                 -------------

ASSETS                                                        September 30, 2000           December 31, 1999
------                                                       --------------------         -------------------
                                                                     (Unaudited)
Property held for investment, net                             $        2,477,000           $       2,524,600
Investments in joint ventures and limited partnerships                 1,906,700                   2,052,500
Cash and cash equivalents                                                589,000                     543,200
Deferred financing costs, net                                             17,900                      24,700
Other assets                                                             198,700                     106,700
                                                             --------------------         -------------------

Total Assets                                                  $        5,189,300           $       5,251,700
                                                             ====================         ===================

LIABILITIES AND PARTNERS' EQUITY
--------------------------------

Liabilities:
   Mortgage note payable                                      $        1,097,000           $       1,097,000
   Accrued expenses                                                       82,100                      66,900
   Tenant deposits and other liabilities                                  35,700                      33,100
   Due to general partners and affiliates                                143,100                      39,500
                                                             --------------------         -------------------

Total Liabilities                                                      1,357,900                   1,236,500
                                                             --------------------         -------------------

Commitments and Contingencies (Note 8)

Partners' Equity:
   Limited partners                                                    3,811,300                   3,994,600
   General partners                                                       20,100                      20,600
                                                             --------------------         -------------------

Total Partners' Equity                                                 3,831,400                   4,015,200
                                                             --------------------         -------------------
Total Liabilities and Partners' Equity                        $        5,189,300           $       5,251,700
                                                             ====================         ===================


                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 5
                           -------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------

                                              For The Year Ended December 31,
                                              ------------------------------
                                               1999                    1998
                                              ------                  ------
REVENUES
--------
Rent and utilities                          $  544,900              $  527,800
Equity in earnings of joint ventures
  and limited partnerships                     155,300                 102,700
Interest                                        19,200                  20,700
Other                                           16,800                  10,200
                                            ----------              ----------
                                               736,200                 661,400
                                            ==========              ==========
COSTS AND EXPENSES
------------------

Property operating                             246,000                 253,500
Depreciation                                   112,000                 114,000
Interest                                        99,800                 103,100
General and administrative:
 Related parties                                20,600                  24,400
 Other                                          92,400                  68,100
                                            ----------              ----------
                                               570,800                 563,100
                                            ----------              ----------
Net income                                  $  165,400              $   98,300
                                            ==========              ==========
Net income - general partners               $    1,700              $    1,000
                                            ==========              ==========
Net income - limited partners               $  163,700              $   97,300
                                            ==========              ==========
Basic and diluted earnings
  per limited partnership unit              $     0.70              $     0.41
                                            ==========              ==========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 5
                           -------------------------
                      (A California Limited Partnership)


                           STATEMENTS OF OPERATIONS
                           ------------------------
                                  (unaudited)

                                                Nine Months Ended September 30,
                                                 -------------------------------

                                                             2000         1999
                                                         ---------    ----------
REVENUES
--------
Rent and utilities                                       $  435,400   $  407,700
Equity in earnings of joint ventures
  and limited partnerships                                   98,500      119,300
Interest                                                     20,900       13,300
Other                                                         5,600       15,600
                                                         ----------   ----------

                                                            560,400      555,900
                                                         ----------   ----------
COSTS AND EXPENSES
------------------

Property operating                                          212,000      181,400
Depreciation                                                 90,300       85,000
Interest                                                     83,600       73,100
General and administrative:
 Related parties                                             24,900       13,400
 Other                                                       97,500       68,700
                                                         ----------   ----------

                                                            508,300      421,600
                                                         ----------   ----------

Net income                                               $   52,100   $  134,300
                                                         ==========   ==========

Net income - general partners                            $      500   $    1,300
                                                         ==========   ==========

Net income - limited partners                            $   51,600   $  133,000
                                                         ==========   ==========

Basic and diluted earnings per limited partnership unit  $     0.22   $     0.57
                                                         ==========   ==========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 5
                           -------------------------
                      (A California Limited Partnership)


                        STATEMENTS OF PARTNERS' EQUITY
                        ------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                ----------------------------------------------

                                General
                                Partners      Limited Partners        Total
                                --------      ----------------        -----
Balance at
   December 31, 1997           $  21,900      $    4,218,000       $  4,239,900

Cash distributions                (2,000)           (194,400)          (196,400)

Net income                         1,000              97,300             98,300

Repurchase of limited
 partnership unites                                  (41,600)           (41,600)
                               ---------      --------------       ------------
Balance at
   December 31, 1998           $  20,900      $    4,079,300       $  4,100,200

Cash distributions                (2,000)           (192,900)          (194,900)

Net income                         1,700             163,700            165,400

Repurchase of limited
 partnership unites                                  (55,500)           (55,500)
                               ---------      --------------       ------------
Balance at
   December 31, 1999           $  20,600      $    3,994,600       $  4,015,200
                               =========      ==============       ============

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 5
                           -------------------------
                      (A California Limited Partnership)


                           STATEMENTS OF CASH FLOWS
                           ------------------------

                                                                        For The Year Ended December 31,
                                                                        ------------------------------
                                                                            1999                 1998
                                                                        ---------              -------
Cash flows from operating activities:
 Net income                                                               $  165,400            $  98,300
 Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation                                                              112,000              114,000
   Equity in earnings of joint ventures and limited partnerships            (155,300)            (102,700)
   Joint ventures' and limited partnerships cash distributions               155,300              102,700
   Amortization of deferred financing costs                                    9,100                9,000
   Changes in operating assets and liabilities:
    (Increase) decrease in other assets                                      (85,300)               7,500
    Decrease in accounts payable                                                (900)              (4,000)
    Increase (decrease) in due to general partner and affiliates              32,400              (13,900)
    (Decrease) increase  in accrued expenses                                  (4,300)              51,900
    (Increase) decrease in tenant deposits and other liabilities               4,500               (6,300)
                                                                          ----------            ---------
Net cash provided by operating activities                                    232,900              256,500
                                                                          ----------            ---------

Cash flows from investing activities:
 Joint ventures' and limited partnerships' cash distributions                120,400              166,600
 Increase in property held for investment                                    (32,300)             (74,400)
 Investment in joint venture and limited partnerships                        (10,100)              (4,900)
                                                                          ----------            ---------
 Net cash provided by investing activities                                    78,000               87,300
                                                                          ----------            ---------
Cash flows from financing activities:
 Cash distributions                                                         (194,900)            (196,400)
 Repurchase of limited partnership units                                     (55,500)             (41,600)
                                                                          ----------            ---------
Net cash used in financing activities                                       (250,400)            (238,000)
                                                                          ----------            ---------
Net increase in cash and cash equivalents                                 $   60,500            $ 105,800

Cash and cash equivalents at beginning of year                               482,700              376,900
                                                                          ----------            ---------
Cash and cash equivalents at end of year                                  $  543,200            $ 482,700
                                                                          ==========            =========
Supplemental disclosure of cash flow information:
  Cash paid during the year of interest (none capitalized)                $   90,735            $  95,693
                                                                          ==========            =========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 5
                      ----------------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF CASH FLOWS
                           ------------------------
                                  (unaudited)


                                                                       Nine Months Ended September 30,
                                                                       -------------------------------
                                                                         2000                  1999
                                                                       ---------             ---------
Cash flows from operating activities:
 Net income                                                            $  52,100             $ 134,300
 Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation                                                            90,300                85,000
  Equity in earnings of joint ventures and limited                       (98,500)             (119,300)
  partnerships
  Joint ventures' and limited partnerships cash distributions             98,500               119,300
  Amortization of deferred financing costs                                 6,800                 6,800
 Changes in operating assets and liabilities:
  Increase in other assets                                               (92,000)              (21,800)
  Decrease in accounts payable                                                 -                (2,700)
  Increase in due to general partner and affiliates                      103,600                10,400
  Increase  in accrued expenses                                           15,200                15,500
  Increase in other liabilities                                            2,600                 1,800
                                                                       ---------             ---------
Net cash provided by operating activities                                178,600               229,300
                                                                       ---------             ---------
Cash flows from investing activities:
 Joint ventures' and limited partnerships' cash distributions            145,800               103,900
 Increase in property held for investment                                (42,700)              (17,600)
 Investment in joint venture and limited partnerships                          -               (20,100)
                                                                       ---------             ---------
 Net cash provided by investing activities                               103,100                66,200
                                                                       ---------             ---------
Cash flows from financing activities:
 Cash distributions                                                     (190,900)             (194,900)
 Repurchase of limited partnership units                                 (45,000)              (44,200)
                                                                       ---------             ---------
Net cash used in financing activities                                   (235,900)             (239,100)
                                                                       ---------             ---------
Net increase in cash and cash equivalents                                 45,800                56,400

Cash and cash equivalents at beginning of period                         543,200               482,700
                                                                       ---------             ---------
Cash and cash equivalents at end of period                             $ 589,000             $ 539,100
                                                                       =========             =========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 5
                      (A California Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1.  THE PARTNERSHIP AND A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ----------------------------------------------------------------

The Partnership
---------------

Windsor Park Properties 5, A California Limited Partnership (the "Partnership"), was formed in June 1987 for the purpose of acquiring and holding existing manufactured home communities for investment. The general partners of the Partnership are The Windsor Corporation, a California corporation ("TWC"), and John A. Coseo, Jr. (together with TWC, the "General Partners"). In September 1998, Chateau Communities Inc., a publicly held real estate investment trust ("Chateau"), purchased 100% of the outstanding shares of capital stock of TWC.

The Partnership was funded through a public offering of 244,729 limited partnership units at $100 per unit which commenced in September 1987 and terminated in September 1988. The Partnership term is set to expire in December 2001; however, the Partnership may either be dissolved earlier or extended under certain circumstances. The Partnership may be extended at the recommendation of the General Partners with approval of a majority-in-interest of the Limited Partners.

Property Held For Investment
----------------------------

Property held for investment is carried at cost unless facts and circumstances indicate that the carrying value of the property may be impaired. Impairment is determined by comparing the estimated future cash flows (undiscounted and without interest charges) from an individual property to its carrying value. If such cash flows are less than the property's carrying value, the carrying value of the property is written down to its estimated fair value. No such writedowns were recorded for the years ended December 31, 1999 or 1998.

Property held for investment is depreciated over various estimated useful lives (buildings and improvements - 5 to 20 years; fixtures and equipment - 3 to 5 years) using the straight-line method. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in net income. Repairs and maintenance are charged to operations as incurred.

Investments in Joint Ventures and Limited Partnerships
------------------------------------------------------

The investments in joint ventures are accounted for utilizing the equity method as the properties are subject to joint control requiring approval or mutual agreement of the investees. The investment in limited partnerships is also accounted for utilizing the equity method as the Limited Partners have significant rights.

Financing Costs
---------------

Financing costs are amortized to interest expense over the life of the note utilizing a method which approximates the effective interest method.

Income Taxes
------------

Under provisions of the Internal Revenue Code of 1986, as amended, and the California Revenue and Taxation Code, partnerships are generally not subject to income taxes. The tax effect of any income or loss accrues to the individual partners.


Basic and Diluted Earnings per Limited Partnership Unit
-------------------------------------------------------

Basic and diluted earnings per limited partnership unit are calculated based on the weighted average number of limited partnership units outstanding during the year and the net income allocated to the limited partners. Basic and diluted earnings per limited partnership unit are the same, as the Partnership has no dilutive securities. The weighted average number of limited partnership units outstanding during the years ended December 31, 1999 and 1998 was 234,224 and 237,277, respectively.

Statements of Cash Flows
------------------------

For purposes of the statements of cash flows, the Partnership considers all highly-liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
-------------------


Rental income is recognized when earned and due from residents. The leases entered into by residents for the rental of a site are generally for terms not longer than one year and renewable upon the consent of both parties or, in some instances, as provided by statute.

NOTE 2.  PARTNERSHIP AGREEMENT
         ---------------------

In accordance with the Partnership Agreement, the maximum liability of the Limited Partners is the amount of their capital contributions. The number of limited partnership units outstanding at December 31, 1999 and 1998 was 232,437 and 235,716, respectively, which represented capital contributions of $23,243,700 and $23,571,600, respectively. During the years ended December 31, 1999 and 1998, the Partnership repurchased 3,279 units and 2,921 units, respectively, for $55,500 and $41,600, respectively from the limited partners. The General Partners owned 1,039 units at both December 31, 1999 and 1998.

The General Partners are entitled to receive from the Partnership various fees and compensation which are summarized as follows:

Operational Stage
-----------------

The profits, losses and cash distributions of the Partnership during the operational stage are allocated 99% to the Limited Partners and 1% to the general partners. During the years ended December 31, 1999 and 1998, the general partners received cash distributions from operations of $2,000.

TWC receives a management fee which is based on a percent of actual gross receipts collected from the operations of the properties. For the years ended December 31, 1999 and 1998, the amounts paid to TWC were $32,300 and $31,600 respectively.

The Partnership reimburses TWC for certain direct expenses and employee, executive and administrative time incurred on the Partnership's behalf. The Partnership was charged $20,600 and $24,400 for such costs during the years ended December 31, 1999 and 1998, respectively. These costs are included in property operating and general and administrative expenses in the accompanying statements of operations. As of December 31, 1999, the partnership owed TWC $39,500.

Liquidation Stage
-----------------

During the Partnership's liquidation stage, the total compensation paid to all persons for the sale of investment properties is limited to competitive real estate commissions, not to exceed 6% of the contract price for the sale of the property. The general partners may receive up to one-half of the competitive real estate commission, not to exceed 3%, if they provide a substantial amount of services in the sales effort. The general partners' commission is subordinated to the limited partners' receiving a 9% cumulative, non-compounded annual return (Preferred Return) on their original capital investments. No commissions were paid to the General Partners during the years ended December 31, 1999 and 1998.

The General Partners receive 1% of cash distributions from the sale or financing of Partnership properties. This participation increases to 15% after the Limited Partners have received their original invested capital plus their Preferred Return.

The General Partners generally receive 1% of profits and losses from the sale of Partnership properties. However, if applicable, profits on sale will first be allocated 100% to the General Partners to the extent of their negative capital account.

The General Partners received cash distributions of $2,000 for each of the years ended December 31, 1999 and 1998.

NOTE 3.  PROPERTY HELD FOR INVESTMENT
         ----------------------------

Property held for investment consists of two manufactured home communities summarized as follows:


Name of Property           Date Acquired                Location
----------------           -------------                --------

Lakeside                   July 15, 1988                Lithia Springs, Georgia
Plantation Estates         December 30, 1988            Douglasville, Georgia


                                                     December 31, 1999
                                                     -----------------

Land                                                 $       1,507,800
Building and improvements                                    2,147,400
Construction in progress                                         2,600
Fixtures and equipment                                          56,700
                                                     ------------------

                                                             3,714,500
Less accumulated depreciation                               (1,189,900)
                                                     ------------------

                                                     $       2,524,600
                                                     ==================


NOTE 4.  INVESTMENTS IN JOINT VENTURES AND LIMITED PARTNERSHIPS
         ------------------------------------------------------

The Partnership's investments in joint ventures consist of interests in one manufactured home community summarized as follows:

                            Ownership
Name of Property            Percentage     Date Acquired       Location
----------------            ----------     -------------       --------

Town and Country Estates        42%       January 17, 1989     Tucson, Arizona

The Partnership's interest in the four remaining communities are owned through affiliated Arizona and California limited partnerships, which have the same General Partners as the Partnership.


                     Ownership
Name of Property     Percentage   Date Acquired        Location
----------------     ----------   -------------        --------

Rancho Margate          26%       September 20, 1995   Margate, Florida
Winter Haven            26%       October 11, 1995     Winter Haven, Florida
Apache East              9%       February 18 1997     Apache Junction, Arizona
Denali Park Estates      9%       February 18, 1997    Apache Junction, Arizona

         ------------------------------------------------------

The combined condensed financial position and results of operations of the joint ventures and limited partnerships are as follows:

Financial Position                                                                    December 31, 1999
------------------                                                                    ------------------
Property held for investment, net                                                     $      17,621,600
Cash                                                                                            183,300
Other assets                                                                                    299,900
                                                                                      ------------------
     Total assets                                                                     $      18,104,800
                                                                                      ------------------
Mortgage notes payable                                                                $       9,673,400
Accounts payable                                                                                  7,300
Other liabilities                                                                               320,000
                                                                                      ------------------
Total liabilities                                                                            10,000,700

Partners' equity                                                                              8,104,100
                                                                                      ------------------
    Total liabilities and partners'                                                         $18,104,800
     equity                                                                           ------------------

                                                                For the Year Ended December 31,
                                                     --------------------------------------------------
Results of Operations                                       1999                               1998
---------------------                                --------------                      --------------
Property revenues                                    $    3,331,100                      $    3,174,300

Expenses:
   Property operating                                     1,441,800                           1,491,000
   Interest                                                 861,800                             917,200
   Depreciation                                             622,800                             587,700
                                                     --------------                      --------------
                                                     $    2,926,400                      $    2,995,900
                                                     ==============                      ==============
Net income                                           $      404,700                      $      178,400
                                                     ==============                      ==============

NOTE 5:  MORTGAGE NOTE PAYABLE
         ---------------------

The Partnership obtained a $1,097,000 mortgage loan collateralized by the Lakeside and Plantation Estates communities. The loan is payable in monthly interest only installments bearing interest at 90-day LIBOR plus 2.95% (9.07% at December 31, 1999) and is due in September 2002.

NOTE 6.  DISTRIBUTIONS TO LIMITED PARTNERS
         ---------------------------------

Distributions to limited partners in excess of net income allocated to limited partners are considered a return of capital. A breakdown of cash distributions to the Limited Partners for the years ended December 31, 1999 and 1998 follows:

                                         1999                                  1998
                             -----------------------------         ------------------------------
                                                   Per                                    Per
                               Amount              Unit              Amount               Unit
                             ----------         ----------         ----------         -----------
Net income
    Limited Partners          $163,700           $   0.70           $ 97,300           $   0.41

Return of capital               29,200               0.13             97,100               0.41
                             ----------         ----------         ----------         -----------
Total Distribution            $192,900           $   0.83           $194,400           $   0.82
                             ==========         ==========         ==========         ===========

NOTE 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

The carrying amounts of cash equivalents, other assets, accounts payable, accrued expenses and other liabilities approximate fair value because of the short maturity of the financial instruments. The mortgage note payable bears interest at a variable rate indexed to LIBOR; therefore, the general partners believe the carrying value of the note approximates fair value.

NOTE 8.  CONTINGENCIES
         -------------

The Partnership, as an owner of real estate, is subject to various environmental laws. Compliance by the Partnership with existing laws has not had a material effect on the results of operations, financial condition or cash flows of the Partnership, nor does management believe it will have a material impact in the future.

The Partnership is jointly and severally liable for $9,673,300 of debt issued by affiliated entities in which it has a joint venture or limited partnership investment.

NOTE 9.  RELATED PARTY TRANSACTIONS
         --------------------------

Chateau and/or its predecessor have been providing property management services to the Partnership since 1992. For this service, Chateau is paid a property management fee, which is based on a percentage of actual gross receipts of the properties. The total management fees paid to Chateau were $27,600 and $26,500 for the years ended December 31, 1999 and 1998, respectively. In addition certain direct expenses are paid by Chateau on behalf of the Partnership and then reimbursed by the Partnership. These amounts were $74,700 and $62,600 for the years ended December 31, 1999 and 1998, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of Windsor Park Properties 7,
(A California Limited Partnership)



In our opinion, the accompanying balance sheet and the related statements of operations, partners' equity and cash flows present fairly, in all material respects, the financial position of Windsor Park Properties 7, A California Limited Partnership (the "Partnership"), at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
March 23, 2000

                           WINDSOR PARK PROPERTIES 7
                           -------------------------
                      (A California Limited Partnership)

                                 BALANCE SHEET
                                 -------------

ASSETS                                                     September 30, 2000                December 31, 1999
------                                                    --------------------              -------------------
                                                             (Unaudited)
Property held for investment, net                          $       10,053,300                $      10,396,000
Investments in joint ventures
 and limited partnerships                                           3,999,900                        4,347,300
Cash and cash equivalents                                             575,700                          195,200
Deferred financing costs, net                                          79,200                          111,100
Other assets                                                          326,800                          130,800
                                                          --------------------              -------------------
Total Assets                                               $       15,034,900                $      15,180,400
                                                          ====================              ===================
LIABILITIES AND PARTNERS' EQUITY
--------------------------------

Liabilities:
   Mortgage notes payable                                  $        7,220,000                $       7,220,000
   Accrued expenses                                                   397,100                          226,800
   Due to general partners and affiliates                             518,000                          111,300
   Tenant deposits and other liabilities                               43,900                           45,100
                                                          --------------------              -------------------
Total Liabilities                                                   8,179,000                        7,603,200
                                                          --------------------              -------------------
Commitments and Contingencies (Note 8)

Partners' Equity:
   Limited partners                                                 6,913,100                        7,633,900
   General partners                                                   (57,200)                         (56,700)
                                                          --------------------              -------------------
Total Partners' Equity                                              6,855,900                        7,577,200
                                                          --------------------              -------------------
Total Liabilities and Partners' Equity                     $       15,034,900                $      15,180,400
                                                          ====================              ===================

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 7
                      ----------------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------

                                                                 For the Year Ended December 31,
                                                            -----------------------------------------
                                                                 1999                       1998
                                                            --------------             --------------
REVENUES
--------

Rent and Utilities                                          $    2,759,800             $    2,611,500
Equity in earnings of joint ventures
 and limited partnerships                                          182,800                    145,300
Interest                                                             4,000                     14,300
Other                                                               28,900                     29,400
                                                            --------------             --------------
                                                                 2,975,500                  2,800,500
                                                            --------------             --------------

COSTS AND EXPENSES
------------------

Property operating                                               1,170,800                  1,111,000
Interest                                                           647,600                    661,800
Depreciation                                                       617,900                    610,000
General and administrative:
  Related parties                                                   26,200                     42,900
  Other                                                             91,900                     65,300
                                                            --------------             --------------
                                                                 2,554,400                  2,491,000
                                                            --------------             --------------

Net income                                                  $      421,100             $      309,500
                                                            ==============             ==============

Net income - general partners                               $        4,200             $        3,100
                                                            ==============             ==============

Net income - limited partners                               $      416,900             $      306,400
                                                            ==============             ==============

Basic and diluted earnings
      per limited partnership unit                          $         2.71             $         1.97
                                                            ==============             ==============


                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 7
                      ----------------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------
                                  (unaudited)

                                                                 Nine Months Ended September 30,
                                                                 -------------------------------
                                                                2000                       1999
                                                           ---------------            ---------------
REVENUES
--------

Rent and utilities                                         $     2,147,300            $     2,059,100
Equity in earnings of joint ventures
   and limited partnerships                                        165,600                    173,900
Interest                                                            14,100                      1,100
Other                                                               22,000                     21,400
                                                           ---------------            ---------------
                                                                 2,349,000                  2,255,500
                                                           ---------------            ---------------

COSTS AND EXPENSES
------------------

Property operating                                                 933,700                    887,500
Interest                                                           531,600                    477,100
Depreciation                                                       470,900                    467,000
General and administrative:
   Related parties                                                  24,900                     19,000
   Other                                                           138,000                     75,500
                                                           ---------------            ---------------
                                                                 2,099,100                  1,926,100
                                                           ---------------            ---------------

Net income                                                 $       249,900            $       329,400
                                                           ===============            ===============

Net income - general partners                              $         2,500            $         3,300
                                                           ===============            ===============

Net income - limited partners                              $       247,400            $       326,100
                                                           ===============            ===============

Basic and diluted earnings
     per limited partnership unit                          $          1.62            $          2.11
                                                           ===============            ===============

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 7
                           -------------------------
                      (A California Limited Partnership)

                        STATEMENTS OF PARTNERS' EQUITY
                        ------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                ----------------------------------------------


                                          General Partners    Limited Partners         Total
                                          ----------------    ----------------    ----------------
Balance at December 31, 1997              $        (40,200)   $      9,518,700    $      9,478,500

Cash distributions                                 (11,900)         (1,171,900)         (1,183,800)

Net income                                           3,100             306,400             309,500

Repurchase of limited partnership units                               (177,700)           (177,700)
                                          ----------------    ----------------    ----------------

Balance at December 31, 1998                       (49,000)          8,475,500           8,426,500

Cash distributions                                 (11,900)         (1,156,100)         (1,168,000)

Net income                                           4,200             416,900             421,100

Repurchase of limited partnership units                               (102,400)           (102,400)
                                          ----------------    ----------------    ----------------

Balance at December 31, 1999              $        (56,700)   $      7,633,900    $      7,577,200
                                          ================    ================    ================

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 7
                           -------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF CASH FLOWS
                           ------------------------

                                                                     For the Year Ended December 31,
                                                                     -------------------------------
                                                                        1999                1998
                                                                     -----------         -----------
Cash flows from operating activities:
 Net income                                                          $   421,100         $   309,500
 Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
    Depreciation                                                         617,900             610,000
    Equity in earnings of joint ventures and limited  partnerships      (182,800)           (145,300)
    Joint ventures' and limited partnerships cash distributions          182,800             145,300
    Amortization of deferred financing costs                              42,400              42,500
 Changes in operating assets and liabilities:
    (Increase) decrease in other assets                                  (87,900)             16,400
    Decrease in accounts payable                                          (1,600)            (23,100)
    Increase (decrease) in due to general partners and  affiliates        83,500             (70,900)
        Increase in accued expenses                                        5,400             161,400
    Decrease in tenant deposits and other liabilities                     (1,200)            (68,900)
                                                                     -----------         -----------

Net cash provided by operating activities                              1,079,600             976,900
                                                                     -----------         -----------
Cash flows from investing activities:
 Increase in property held for investment                               (206,500)           (158,000)
 Joint ventures' and limited partnerships' cash distributions            274,300             501,700
 Investment in joint venture and limited partnerships                    134,600             (54,200)
                                                                     -----------         -----------

 Net cash provided by investing activities                               202,400             289,500
                                                                     -----------         -----------
Cash flows from financing activities:
 Cash distributions to partners                                       (1,168,000)         (1,183,800)
 Repurchase of limited partnership units                                (102,400)           (177,700)
 Payment of mortgage note payable                                              -            (200,000)
                                                                     -----------         -----------

Net cash used in financing activities                                 (1,270,400)         (1,561,500)
                                                                     -----------         -----------
Net decrease in cash and cash equivalents                            $    11,600         $  (295,100)

Cash and cash equivalents at beginning of year                           183,600             478,700
                                                                     -----------         -----------

Cash and cash equivalents at end of year                             $   195,200         $   183,600
                                                                     ===========         ===========
Supplemental disclosure of cash flow information:
 Cash paid during the year for Interest (non captialized)            $   605,200         $   612,000
                                                                     ===========         ===========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 7
                           -------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF CASH FLOWS
                           ------------------------
                                  (unaudited)

                                                                                      Nine Months Ended September 30,
                                                                                     --------------------------------

                                                                                             2000               1999
                                                                                      ------------        -----------
Cash flows from operating activities:
   Net income                                                                         $   249,900         $  329,400
   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation                                                                        470,900            467,000
      Equity in earnings of joint ventures and limited partnerships                      (165,600)          (173,900)
      Joint ventures' and limited partnerships cash distributions                         165,600            173,900
      Amortization of deferred financing costs                                             31,900             31,800
   Changes in operating assets and liabilities:
      Increase in other assets                                                           (196,000)           (72,900)
      Decrease in accounts payable                                                              -             (1,500)
      Increase in due to general partners and affiliates                                  406,700             94,400
      Increase in accrued expenses                                                        170,300             41,400
      Decrease in tenant deposits and other liabilities                                    (1,200)              (200)
                                                                                      ------------        -----------
Net cash provided by operating activities                                               1,132,500            889,400
                                                                                      ------------        -----------

Cash flows from investing activities:
   Increase in property held for investment                                              (128,200)           (91,800)
   Joint ventures' and limited partnerships' cash distributions                           347,400            283,200
   Investment in joint ventures and limited partnerships                                        -            (30,300)
                                                                                      ------------        -----------
   Net cash provided by investing activities                                              219,200            161,100
                                                                                      ------------        -----------

Cash flows from financing activities:
   Cash distributions to partners                                                        (862,100)          (877,200)
   Repurchase of limited partnership units                                               (109,100)           (80,200)
                                                                                      ------------        -----------
Net cash used in financing activities                                                    (971,200)          (957,400)
                                                                                      ------------        -----------

Net increase in cash and cash equivalents                                                 380,500             93,100

Cash and cash equivalents at beginning of period                                          195,200            183,600
                                                                                      ------------        -----------
Cash and cash equivalents at end of period                                            $   575,700         $  276,700
                                                                                      ============        ===========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 7
                           -------------------------
                      (A California Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1.   THE PARTNERSHIP AND A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          ----------------------------------------------------------------

The Partnership
---------------

Windsor Park Properties 7, A California Limited Partnership (the "Partnership"), was formed in June 1989 for the purpose of acquiring and holding existing manufactured home communities for investment. The general partners of the Partnership are The Windsor Corporation, A California Corporation ("TWC"), and John A. Coseo, Jr. (together with TWC, the "General Partners"). In September 1998, Chateau Communities, Inc., a publicly held real estate investment trust ("Chateau"), purchased 100% of the outstanding shares of capital stock of TWC.

The Partnership was funded through a public offering of 250,000 limited partnership units at $100 per unit which commenced in March 1990 and terminated in January 1992. A total of 159,332 limited partnership units were sold. The Partnership term is set to expire on December 31, 2005; however, the Partnership may either be dissolved earlier or extended under certain circumstances. The Partnership may be extended at the recommendation of the General Partners with approval of a majority-in-interest of the Limited Partners.

Property Held for Investment
----------------------------

Property held for investment is carried at cost unless facts and circumstances indicate that the carrying value of the property may be impaired. Impairment is determined by comparing the estimated future cash flows (undiscounted and without interest charges) from an individual property to its carrying value. If such cash flows are less than the property's carrying value, the carrying value of the property is written down to its estimated fair value. No such write downs were recorded for the years ended December 31, 1999 or 1998.

Property held for investment is depreciated over various estimated useful lives (building and improvements - 5 to 20 years; fixtures and equipment - 3 to 5 years) using the straight-line method. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in net income. Repairs and maintenance are charged to operations as incurred.

Investments In Joint Ventures and Limited Partnerships
------------------------------------------------------

The investments in joint ventures are accounted for utilizing the equity method as the properties are subject to joint control requiring approval or mutual agreement of the investees. The investment in limited partnerships is also accounted for utilizing the equity method as the limited partners have significant rights.

Financing Costs
---------------

Financing costs are amortized to interest expense over the life of the note utilizing a method, which approximates the effective interest method.

Income Taxes
------------

Under provisions of the Internal Revenue Code of 1986, as amended, and the California Revenue and Taxation Code, partnerships are generally not subject to income taxes. The tax effect of any income or loss accrues to the individual partners.

Basic and Diluted Earnings per Limited Partnership Unit
-------------------------------------------------------

Basic and diluted earnings per limited partnership unit is calculated based on the weighted average number of limited partnership units outstanding during the year and the net income allocated to the limited partners. Basic and diluted earnings per limited partnership unit are the same, as the Partnership has no dilutive securities. The weighted average number of limited partnership units outstanding during the years ended December 31, 1999 and 1998 was 154,057 and 155,873, respectively.

Statements of Cash Flows
------------------------

For purposes of the statements of cash flows, the Partnership considers all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
-------------------

Rental income is recognized when earned and due from residents. The leases entered into by residents for the rental of a site are generally for terms not longer than one year and renewable upon the consent of both parties or, in some instances, as provided by statute.

NOTE 2.   PARTNERSHIP AGREEMENT
          ---------------------

In accordance with the Partnership Agreement, the maximum liability of the limited partners is the amount of their capital contributions. The number of limited partnership units outstanding at December 31, 1999 and 1998 was 153,393 and 154,578, respectively, which represented capital contributions of $15,339,300 and $15,457,800, respectively. During the years ended December 31, 1999 and 1998, the Partnership repurchased 1,185 and 2,063 units for $102,400 and $177,700, respectively. The General Partners owned 91 units at both December 31, 1999 and 1998.

The General Partners are entitled to receive from the Partnership various fees and compensation which are summarized as follows:

Operational Stage
-----------------

The profits, losses and cash distributions of the Partnership during the operational stage are allocated 99% to the limited partners and 1% to the general partners. During the years ended December 31, 1999 and 1998, the general partners received cash distributions from operations of $11,900.

The Partnership reimburses TWC for certain direct expenses, and employee, executive and administrative time which are incurred on the Partnership's behalf. The Partnership was charged $26,200 and $42,900 for such costs during the years ended December 31, 1999 and 1998, respectively. These costs are included in property operating and general and administrative expenses in the accompanying statements of operations. As of December 31, 1999, the Partnership owed TWC $111,300.

TWC receives a management fee which is based on a percent of actual gross receipts collected from the operations of the properties. TWC receives 2.5% each for the Lucerne and Village Glen communities. For the years ended December 31, 1999 and 1998, the amounts paid to TWC were $20,900 and $19,700, respectively.

Liquidation Stage
-----------------

During the Partnership's liquidation stage, the total compensation paid to all persons for the sale of Partnership properties is limited to competitive real estate commissions, not to exceed 6% of the contract price for the sale of the property. The general partners may receive up to one-half of the competitive real estate commission, not to exceed 3%, if they provide a substantial amount of services in the sales effort. The general partners' commission is subordinated to the limited partners receiving a 6% cumulative, non-compounded, annual return on their original invested capital.

The general partners also receive 15% of profits, losses and cash distributions from the sale or financing of Partnership properties after the limited partners have received a 9% cumulative, non-compounded, annual return on their original invested capital.

NOTE 3.  PROPERTY HELD FOR INVESTMENT
         ----------------------------

Property held for investment consists of five manufactured home communities summarized as follows:

 Name of Property            Date Acquired                Location
----------------------      ----------------------       -----------------

 North Glen                  October 4, 1991              Westfield, Indiana
 Kings & Quieens             February 4, 1992             Lakeland, Florida
 The Hills                   December 24, 1992            Richland, Washington
 Lucerne                     June 23, 1995                Winter Haven, Florida
 Village Glen                October 3, 1995              Melbourne, Florida


                                                           December 31, 1999
                                                       ---------------------

Land                                                     $         2,841,300
Buildings and improvements                                        11,079,100
Construction in progress                                               4,800
Fixtures and equipment                                               209,000
                                                       ---------------------

                                                                  14,134,200

Less accumulated depreciation                                     (3,738,200)
                                                       ---------------------

                                                         $        10,396,000
                                                       =====================

NOTE 4.  INVESTMENTS IN JOINT VENTURES AND LIMITED PARTNERSHIPS
         ------------------------------------------------------

The Partnership's investments in joint ventures consist of interests in three manufactured home communities summarized as follows:

                                    Ownership
     Name of Property              Percentage         Date Acquired             Location
     ----------------              ----------         -------------             --------
     Carefree Village                 56%             July 31, 1990             Tampa, Florida
     Long Lake Village                60%             June 30, 1995             West Palm Beach, Florida
     Garden Walk                      69%             August 15, 1995           Palm Beach Gardens, Florida

The Partnership's interest in the two remaining communities are owned through an affiliated Arizona limited partnership which has the same general partners as the Partnership.

                                   Ownership
     Name of Property              Percentage         Date Acquired             Location
     ----------------              ----------         -------------             --------
     Apache East                      26%             February 18, 1997         Apache Junction, Arizona
     Denali Park Estates              26%             February 18, 1997         Apache Junction, Arizona

The combined condensed financial position and results of operations of the joint ventures and limited partnerships are as follows:

                                                           December 31, 1999
                                                           -----------------
Financial Position:
-------------------

Property held for sale, net                                   $   21,547,000
Cash                                                                 136,200
Other assets                                                         481,700
                                                             ---------------

Total assets                                                  $   22,164,900
                                                             ===============

Mortgage notes payable                                        $   13,745,300
Other liabilities                                                    367,000
                                                             ---------------

Total liabilities                                                 14,112,300
Partners' equity                                                   8,052,600
                                                             ---------------
Total Liabilities and Partners' Equity                        $   22,164,900
                                                             ===============

         ------------------------------------------------------

                                                            For the Year Ended December 31,
                                                -------------------------------------------------------

Results of Operations                                    1999                               1998
---------------------                           ---------------------               -------------------
Property revenues                                   $       4,556,300                   $     4,391,900
                                                ---------------------               -------------------

Expenses:
   Property operating                                       2,349,100                         2,248,600
   Interest                                                 1,210,500                         1,270,900
   Depreciation                                               787,800                           777,300
   General and Administrative                                  16,300                                 -
                                                ---------------------                ------------------
                                                            4,363,700                         4,296,800
                                                ---------------------                ------------------

Net income                                          $         192,600                   $        95,100
                                                =====================                ==================

NOTE 5.  MORTGAGE NOTES PAYABLE
         ----------------------

Mortgage notes payable consist of the following at December 31, 1999:

Notes payable, collateralized by property held for investment, payable in montly interest only installments bearing interest at 90-day LIBOR plus 2.95% (9.07% at December 31, 1999),
due in 2002.                                                          $5,720,000

Note payable, collateralized by property held for investment, payable in monthly interest only installments bearing interest
at a fixed rate of 8.82%, due in 2002.                                 1,500,000
                                                                     -----------
                                                                      $7,220,000
                                                                     ===========

NOTE 6.  DISTRIBUTIONS TO LIMITED PARTNERS
         ---------------------------------

Distributions to limited partners in excess of net income allocated to limited partners are considered a return of capital. A breakdown of cash distributions to the limited partners for the years ended December 31, 1999 and 1998 follows:

                                      1999                        1998
                            -----------------------      ----------------------
                              Amount        Per Unit        Amount     Per Unit
                              ------        --------        ------     --------

Net income
  Limited Partners          $  416,900       $ 2.71      $  306,400      $ 1.97
Return of Captial           $  739,200       $ 4.79      $  865,500      $ 5.55
                            ----------       ------      ----------      ------
Total distributions         $1,156,100       $ 7.50      $1,171,900      $ 7.52
                            ==========       ======      ==========      ======

NOTE 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

The carrying amounts of cash equivalents, accounts payable, accrued expenses and other liabilities approximate fair value because of the short maturity of the financial instruments. The general partners believe the carrying value of the mortgage notes payable approximates fair value based upon interest rates available for the issuance of debt with similar terms and maturities.

NOTE 8.  CONTINGENCIES
         -------------

The Partnership, as an owner of real estate, is subject to various environmental laws. Compliance by the Partnership with existing laws has not had a material effect on the results of operations, financial condition or cash flows of the Partnership, nor does management believe it will have a material impact in the future.

The Partnership is jointly and severally liable for $13,745,200 of debt issued by affiliated entities in which it has a joint venture or limited partnership investment.

NOTE 9.  RELATED PARTY TRANSACTIONS
         --------------------------

Chateau and/or its predecessor have been providing property management services to the Partnership since 1992. For this service, Chateau is paid a property management fee, which is based on a percentage of actual gross receipts of the properties. The total management fees paid to Chateau were $118,400 and $112,300 for the years ended December 31, 1999 and 1998, respectively. In addition certain direct expenses are paid by Chateau on behalf of the Partnership and then reimbursed by the Partnership. These amounts were $278,900 and $278,400 for the years ended December 31, 1999 and 1998, respectively.

                                N' TANDEM TRUST
                 Pro Forma Condensed Statements of Operations
 For the nine months ended September 30, 2000 and the year ended December 31,
                                      1999


The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of certain Windsor Park Properties 5 and Windsor Park Properties 7 assets and liabilities and the related financing had been completed as of January 1, 1999. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1999 nor does it represent the results of operations of the Trust for future periods.

                                N'Tandem Trust
                  Pro Forma Condensed Statement of Operations
                                  (Unaudited)

                                              For the Nine Months Ended September 30, 2000

                                               N'Tandem          WPP 5         WPP 7       Pro Forma           N'Tandem
                                              Historical      Historical    Historical    Adjustments         Pro Forma
                                              -------------------------------------------------------------------------
                                                 (Note 1)      (Note 1)      (Note 1)      (Note 2)
REVENUES
--------
   Rent and utilities                         $ 6,536,700    $  435,400   $ 2,147,300  $  5,599,200  a    $  14,718,600
   Equity in earnings (losses) of
   joint ventures and limited partnerships         (8,700)       98,500       165,600      (255,400) a                -
  Other                                           182,400        26,500        36,100                           245,000
                                              -------------------------------------------------------------------------
                                                6,710,400       560,400     2,349,000     5,343,800          14,963,600

COSTS AND EXPENSES
------------------
   Property operating expenses                  3,102,200       212,000       933,700     2,720,200  a        6,968,100
   Interest                                     4,258,900        83,600       531,600     2,740,700  b        7,614,800
   Advisory Fee                                   524,100             -             -       469,400  c          993,500
   Depreciation                                 1,705,100        90,300       470,900     1,459,700  d        3,726,000
   General and administrative:
        Related parties                                 -        24,900        24,900       (49,800) e                -
        Other                                     106,800        97,500       138,000      (235,500) e          106,800
                                              -------------------------------------------------------------------------
                                                9,697,100       508,300     2,099,100     7,104,700          19,409,200
                                              -------------------------------------------------------------------------
Net income (loss)                             $(2,986,700)   $   52,100   $   249,900  $ (1,760,900)      $  (4,445,600)
                                              =========================================================================

Preferred Dividends Paid                         (110,400)                                                     (110,400)
                                              ===========                                                 =============

Net loss attributable to common shares        $(3,097,100)   $   52,100   $   249,900  $ (1,760,900)      $  (4,556,000)
                                              =========================================================================

Basic and diluted loss per common share       $    (28.33)                                                $      (41.68)
                                              ===========                                                 =============

    The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'Tandem Trust
                  Pro Forma Condensed Statement of Operations
                                  (Unaudited)

                     For the Year Ended December 31, 1999

                                                  N'Tandem           WPP 5          WPP 7           Pro forma           N'Tandem
                                                 Historical       Historical     Historical         Adjustments         Pro Forma
                                               ------------------------------------------------------------------------------------
                                                  (Note 1)         (Note 1)       (Note 1)           (Note 2)            (Note 3)
REVENUES
--------
   Rent and utilities                          $  4,615,100       $  544,900    $   2,759,800     $   7,175,700   a   $  15,095,500
   Equity in earnings (losses) of joint
    ventures and limited partnerships               (52,200)         155,300          182,800          (285,900)  a               -
   Other                                            197,800           36,000           32,900                               266,700
                                               ------------------------------------------------------------------------------------
                                                  4,760,700          736,200        2,975,500         6,889,800          15,362,200

COSTS AND EXPENSES
------------------
   Property operating expenses                    2,209,300          246,000        1,170,800         3,435,300   a       7,061,400
   Interest                                       2,534,700           99,800          647,600         3,654,200   b       6,936,300
   Advisory Fee                                     346,700                                             978,000   c       1,324,700
   Depreciation                                   1,230,400          112,000          617,900         1,964,600   d       3,924,900
   General and administrative:
     Related parties                                 14,100           20,600           26,200           (46,800)  e          14,100
     Other                                          232,800           92,400           91,900          (184,300)  e         232,800
                                               ------------------------------------------------------------------------------------
                                                  6,568,000          570,800        2,554,400         9,801,000          19,494,200
                                               ------------------------------------------------------------------------------------
Net income (loss)                              $ (1,807,300)      $  165,400    $     421,100     $  (2,911,200)      $  (4,132,000)
                                               ====================================================================================

Preferred Dividends Paid                           (147,100)                                                               (147,100)
                                               ============                                                           =============

Net loss attributable to  common shares        $ (1,954,400)      $  165,400    $     421,100     $  (2,911,200)      $  (4,279,100)
                                               ====================================================================================
 Basic and diluted loss per common shares      $     (17.88)                                                          $      (39.15)
                                               ============                                                           =============

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N' TANDEM TRUST
                       Pro Forma Condensed Balance Sheet

                           As of September 30, 2000

The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of certain Windsor Park Properties 5 and Windsor Park Properties 7 assets and liabilities and the related financing had been completed on September 30, 2000. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on September 30, 2000 nor does it represent the future financial position of the Trust.

                                N'Tandem Trust
                       Pro Forma Condensed Balance Sheet
                                  (Unaudited)

                                                            As of September 30, 2000
                                                            ------------------------

                                                    N'Tandem          WPP 5           WPP 7          Pro forma             N'Tandem
                                                   Historical       Historical      Historical      Adjustments            Pro Form
ASSETS                                           -----------------------------------------------------------------------------------
------                                              (Note 1)         (Note 1)        (Note 1)        (Note 3)
  Property held for investment, net                $63,517,200                                     $ 63,831,700   a    $127,348,900
  Property held for sale, net                                       $2,477,000     $10,053,300      (12,530,300)  b               -
  Investments in joint ventures
     and limited partnerships                       10,636,700       1,906,700       3,999,900       (5,906,600)  b               -
                                                                                                    (10,636,700)  a
  Cash and cash equivalents                            609,100         589,000         575,700       (1,164,700)  b         609,100
  Restricted cash                                      890,700                                          384,500   a       1,275,200
  Deferred financing costs, net                      1,133,200          17,900          79,200          937,600   a       2,070,800
                                                                                                        (97,100)  b
  Other assets                                         979,900         198,700         326,800          100,900   a       1,080,800
                                                                                                       (525,500)  b
                                                 -----------------------------------------------------------------------------------
  Total assets                                     $77,766,800      $5,189,300     $15,034,900     $ 34,393,800        $132,384,800
                                                 ===================================================================================

LIABILITIES AND EQUITY
----------------------
  Liabilities:
     Mortgage notes payable                        $39,162,800      $1,097,000     $ 7,220,000     $ 44,437,700   a    $ 83,600,500
                                                                                                     (8,317,000)  b
     Line of credit                                 14,823,600                                        2,526,600   a      17,350,200
     Note payable to Chateau Communities, Inc.      19,972,400                                        7,238,500   a      27,210,900
     Accounts payable                                   54,200                                                -              54,200
     Accrued expenses                                1,266,500          82,100         397,100         (479,200)  b       1,266,500
     Other liabilities                               1,801,500          35,700          43,900                -   a       1,801,500
                                                                                                        (79,600)  b
     Due to general partner and affiliates           3,411,200         143,100         518,000          415,200   a       3,826,400
                                                                                                       (661,100)  b
                                                 -----------------------------------------------------------------------------------
     Total liabilities                              80,492,200       1,357,900       8,179,000       45,081,100         135,110,200
     Shareholders' Equity:
        Preferred shares of beneficial
            interest, $0.01 par value;
            unlimited Shares authorized;
            98,073 shares issued and
            outstanding                              2,121,700                                                            2,121,700

     Common shares of beneficial interest,
            $0.01 par value; unlimited
            Shares authorized; 109,308
            shares issued and outstanding            2,401,400                                                            2,401,400

     Dividends in excess of accumulated             (7,248,500)                                               -          (7,248,500)
        earnings

        Partners' equity:
            Limited partners                                         3,811,300       6,913,100      (10,724,400)  b               -
            General partners                                            20,100         (57,200)          37,100   b               -
                                                 -----------------------------------------------------------------------------------
        Total Equity                               ( 2,725,400)      3,831,400       6,855,900      (10,687,300)         (2,725,400)
                                                 -----------------------------------------------------------------------------------
        Total Liabilities and Equity              $ 77,766,800      $5,189,300     $15,034,900     $ 34,393,800        $132,384,800
                                                 ===================================================================================

    The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1.  HISTORICAL FINANCIAL STATEMENTS

    The historical financial statements, which are included in the Trust's Form 10-QSB/A and Windsor Park Properties 5 and Windsor Park Properties 7 Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB as filed with the Commission, include the accounts of the Trust and Windsor Park Properties 5 and Windsor Park Properties 7 as of and for the nine months ended September, 30 2000 and the year ended December 31, 1999, respectively.

2.  PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

    The pro forma adjustments for the pro forma condensed statements of operations are as follows:


                                                                  Nine Months Ended            Year Ended
                                                                  September 30, 2000       December 31, 1999
                                                                  ------------------       -----------------
    a.  To adjust revenues and expenses to reflect the Trust's
        100% ownership of the joint venture properties that
        were previously partially owned by the Trust:
        Revenue                                                          $ 5,599,200              $7,175,700
        Reversal of investment in joint venture                             (255,400)               (285,900)
        Operating Expenses                                                (2,720,200)              3,435,300

    b.  To adjust interest on $41,520,000 of indebtedness
        payable to Anchor National Life Insurance Company
        ("Anchor"), $7,238,500 of indebtedness payable to
        Chateau Communities, Inc., $2.9 million of assumed debt
        and $2,526,600 drawn on the Trust's line of credit,
        incurred at a weighted average rate of 7.97% for the
        period beginning January 1, 1999                                   2,720,200               3,654,200

    c.  An advisory fee representing 1% of the gross purchase
        price of $41,282,000 payable to the Trust's advisor
        pursuant to the N'Tandem advisory agreement                          469,400                 978,000

    d.  To adjust depreciation of acquired properties based on
        an average 20 year life                                            1,459,700               1,964,600

    e.  To adjust for non-recurring expenses incurred by WPP5                (49,800)                (46,800)
        and WPP7                                                            (235,500)               (184,300)

3.  PRO FORMA ADJUSTMENTS - BALANCE SHEET

    a. Reflects the acquisition of seven manufactured home communities and partial ownership interests in ten other manufactured home communities (together, the "Acquired Properties"). As a result of the acquisition of the partial ownership interests in ten communities, N'Tandem now wholly-owns these communities. The aggregate purchase price was $41,282,000, of which $41,520,000 was borrowed from Anchor, a $2.9 million mortgage was assumed, $6 million was borrowed from Chateau Communities, Inc., ("Chateau"), and $2,526,600 was funded by the Trust's line of credit. In accordance with the advisory agreement, the Trust will pay The Windsor Corporation an acquisition fee equal to 3% of the aggregate purchase price, which amounts to $1,238,500 which was funded by a note payable to Chateau. In connection with securing the financing agreements, $415,200 of fees were paid to Chateau.

    b. Reflects the sale by Windsor Park Properties 5 and Windsor Park Properties 7 of the Acquired Properties.